UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

UNITED HOMES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)

(844) 766-4663

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2024, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of United Homes Group, Inc. (the “Company”) approved the 2024 compensation framework (the “2024 Executive Compensation Framework”) for the Company’s executives (the “Executives”), including its named executive officers, which included base salaries, cash bonuses, and equity awards, as described in more detail below. With respect to the equity awards, the Committee approved (1) performance-based equity grants in the form of performance stock units, and (2) time-based equity grants in the form of stock options (collectively, the “Awards”), which were subsequently granted under the United Homes Group, Inc. 2023 Equity Incentive Plan (the “Plan”). The following is a description of the material terms and conditions of the 2024 Executive Compensation Framework and the Awards.

2024 Executive Compensation Framework

The Committee retained WealthPoint Business Advisory Services, LLC (“WealthPoint”) in its development of the 2024 Executive Compensation Framework, and WealthPoint worked with management at the request and under the direction of the Committee. The 2024 Executive Compensation Framework consists of the following:

●	Base salaries for the 2024 fiscal year;

●	Cash bonus potential, pursuant to which the Executives will be entitled to bonuses based on quantitative and qualitative metrics; and

●	Equity awards, pursuant to which the Executives will be entitled to both time-based and performance-based equity awards.

The Committee’s approval of the 2024 Executive Compensation Framework was based on various factors, including, among others, recommendations made by WealthPoint.

Base Salaries and Cash Bonuses

The 2024 base salaries and target bonuses set by the Committee for each of the Company’s named executive officers and Chief Financial Officer are as follows:

Executive Officer	Base Salary	Cash Bonus Potential for Quantitative Targets	Cash Bonus Potential for Qualitative Targets
Michael Nieri, Chairman and Chief Executive Officer	$1,033,907	$1,628,406	$697,887
Shelton Twine, Chief Operating Officer	$338,635	$296,306	$101,591
Keith Feldman, Chief Financial Officer	$400,000	$350,000	$120,000
Pennington Nieri, Co-Executive VP, Construction Services	$288,634	$202,044	$86,590

The quantitative portion of each target bonus for 2024 will be evaluated based on three independent performance measures: (i) adjusted EBITDA, as reported by the Company; (ii) revenue; and (iii) home closings. Performance that meets the threshold requirements for a performance measure will result in a 50% payout of the portion of the award based on that performance measure.  Performance that meets the target requirements will result in 75% payout of the portion of the award based on that performance measure.  Performance that meets the maximum requirements will result in 100% payout of the portion of the award based on that performance measure.  The qualitative portion of each award is based upon individual performance goals, which also span a range of 50% to 100% based upon performance, subject to the Company achieving a minimum of $40 million of adjusted EBITDA, as reported by the Company, for Executives to be eligible for a bonus based on qualitative targets. To the extent performance falls between two levels, linear interpolation is applied.  In the event that the Company’s performance does not meet the threshold requirements, no payment will be made on the quantitative portion of the award based on that performance measure.  In the event that the Company’s performance exceeds the maximum requirements, payments made on the quantitative portion of the award will be capped at the maximum payout amount for that performance measure.

Equity Awards

Equity awards consists of both time-based stock options and performance-based restricted stock units (“PSUs”). The equity awards set by the Committee for each of the Company’s named executive officers and Chief Financial Officer are as follows:

Executive Officer	Stock Options	Performance Stock Units
Michael Nieri, Chairman and Chief Executive Officer	337,500	112,500
Shelton Twine, Chief Operating Officer	105,000	35,000
Keith Feldman, Chief Financial Officer	120,000	40,000
Pennington Nieri, Co-Executive VP, Construction Services	105,000	35,000

Certain material terms applicable to the equity awards, such as the effect of a Change of Control and the treatment of such awards upon a recipient’s termination of employment, are governed by each recipient’s respective employment agreements with the Company, which were described in more detail in the Company’s Form 8-K filed on April 5, 2023, such description being incorporated herein by reference. A description of certain other terms and conditions of the time-based options and PSUs is below.

Time-Based Stock Options

Time-based stock options vest ratably over four years commencing on the one-year anniversary of the date of grant, subject to the recipient’s continued employment or service through the applicable vesting date.

Performance-Based Restricted Stock Units

PSUs will vest upon the date, if any, during the period through March 30, 2028, that the volume weighted average price of the Company’s Class A common stock for 20 out of the preceding 30 consecutive trading days is greater than or equal to $18.00.

The foregoing summaries of the time-based stock options and PSUs are qualified in their entirety by reference to the forms of award agreement for the time-based stock options and PSUs, which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference, and the terms of the Plan, which was previously filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed on April 28, 2023.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

10.1           Form of Time-Based Stock Option Award and Agreement

10.2           Form of Performance Stock Unit Award and Agreement

104            Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2024

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer